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                                                                   EXHIBIT 23.2






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Miami Computer Supply Corporation Employee Payroll Deduction Stock Purchase Plan of our report dated February 23, 1998 appearing in Miami Computer Supply Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.




/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Cincinnati, Ohio
May 26, 1998